                                                         Exhibit Index on Page 4


    As filed with the Securities and Exchange Commission on October 22, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) OCTOBER 19, 1999
                                                 -------------------------------


Commission File Number: 1-11954
                        --------------------------------------------------------


                              VORNADO REALTY TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                MARYLAND                                        22-1657560
--------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)               (I.R.S. Employer
                                                          Identification Number)


Park 80 West, Plaza II, Saddle Brook, New Jersey                        07663
--------------------------------------------------------------------------------
        (Address of principal executive offices)                      (Zip Code)


                                 (201) 587-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEMS 1-4. NOT APPLICABLE.

ITEM 5.   OTHER EVENTS.

          On October 19, 1999, Vornado Realty Trust agreed to lend $50 million to Alexander's, Inc. under the same terms and conditions as its existing $45 million loan to Alexander's. Alexander's plans to use the proceeds to fund a portion of the real estate development costs at its Lexington Avenue property and a portion of the costs to refurbish its Kings Plaza Regional Shopping Center.

          Vornado owns 29.3% of the common stock of Alexander's and manages, develops and leases its properties.

ITEM 6.   NOT APPLICABLE.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (a)  Exhibits.

          EXHIBIT NO.                       EXHIBIT

             99.1             Press release dated October 19, 1999,
                              of Vornado Realty Trust.


ITEMS 8-9. NOT APPLICABLE.


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                              VORNADO REALTY TRUST


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VORNADO REALTY TRUST
                                                      --------------------
                                                          (Registrant)

Date:  October 22, 1999                                /s/ Irwin Goldberg
                                                      --------------------
                                                         IRWIN GOLDBERG
                                                         Vice President,
                                                     Chief Financial Officer


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                                INDEX TO EXHIBITS

                                                                        Page
Exhibit No:                        Exhibit                            Reference
-----------                        -------                            ---------
   99.1               Press release dated October 19, 1999,
                      of Vornado Realty Trust..............               5


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